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                                                                  EXHIBIT 10.1.1

                             AMENDMENT NO. 1 TO THE
                            INVESTOR RIGHTS AGREEMENT

       THIS AMENDMENT NO. 1 (the "Amendment") to that certain Investor Rights Agreement dated November 23, 1999 (the "Agreement") by and among Sequoia Software Corporation (the "Company") and the investors listed on Schedule I thereto and the stockholders listed on Schedule II thereto, is made as of this 19th day of April, 2000 by and among the Company and the undersigned stockholders (the "Stockholders"). All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

       WHEREAS, the Company and the Stockholders are parties to the Agreement;
and

       WHEREAS, pursuant to Section 8.7 of the Agreement, the Company and the Stockholders desire to amend certain provisions of the Agreement in connection with the Company's initial public offering of its common stock, par value $0.001 per share (the "Common Stock").

       NOW THEREFORE, in consideration of the mutual promises and covenants contained in the Agreement and this Amendment, the parties hereto agree as follows:

       1. Section 1.4 of the Agreement shall hereby be amended and restated in its entirety as follows:

              " 'QUALIFIED INITIAL PUBLIC OFFERING' means the first underwritten public offering of the Common Stock pursuant to a registration statement in which the aggregate gross proceeds to the Company are no less than $20,000,000 underwritten by a reputable nationally recognized underwriting firm."

       2. Except as otherwise expressly set forth in this Amendment, the Agreement shall continue to be in full force and effect in accordance with its terms.

       3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                                    *   *   *

                         {Signatures on following page.}


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       IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the
Agreement as of the date first written above.

                                      SEQUOIA SOFTWARE CORPORATION

                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:

                                      ANTHEM CAPITAL, L.P.

                                      By:  Anthem Capital Partners, L.P.,
                                           General Partner

                                      By:  Anthem Capital Partners, Inc.
                                           General Partner

                                      By:
                                         --------------------------------------
                                           William M. Gust, II, President

                                      NEPA VENTURE FUND II, L.P.

                                      By:  NEPA II Management Corporation
                                           General Partner

                                      By:
                                         --------------------------------------
                                           Marc Benson, Vice President

                                      -----------------------------------------
                                      RICHARD C. FAINT, JR.

                                      FLANDERS LANGUAGE VALLEY
                                      FUND, C.V.A.

                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:


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                                      BAKER COMMUNICATIONS FUND, L.P.

                                      By:  Baker Capital Partners, LLC
                                           General Partner

                                      By:
                                         --------------------------------------
                                           Lawrence Bettino, Manager